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                                                                 EXHIBIT 10.6(a)

H&H Translation
---------------

                                   AMENDMENT

to the distribution agreement entered into in Warsaw, on July 3, 1997, by and between UDV Poland Sp.z o.o. and Carey Agri International.

                                       I.

Para. 1 Point V shall be amended to read: This agreement is concluded for the period of one year, starting from January 1, 1998.

                                      II.

All the other terms and conditions thereof remain in force.

                                      III.

The Amendment has been executed in two identical copies, one for each of the parties.



CAREY AGRI INT. POLAND SP.Z O.O.              U.D.V. POLAND SP.Z O.O.
         DISTRIBUTOR

William Carey                                 Marek Rozycki
[SIGNATURE ILLEGIBLE]                         [SIGNATURE ILLEGIBLE]
PRESIDENT OF                                  DIRECTOR GENERAL
THE MANAGEMENT BOARD